UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On November 3, 2025, Myriad Genetics, Inc. (“Myriad”) furnished a Current Report on Form 8-K that included a press release reporting financial results for the three months ended September 30, 2025 (the "Original Form 8-K"). Myriad is filing this Amendment No. 1 on Form 8-K/A to amend the Original Form 8-K solely to correct the amount shown for Cash, cash equivalents, and restricted cash at beginning of the period for the three months ended September 30, 2025 on the Condensed Consolidated Statements of Cash Flows (unaudited) as reflected in the press release attached as Exhibit 99.1 to the Original Form 8-K. The correct amount for Cash, cash equivalents, and restricted cash at beginning of the period for the three months ended September 30, 2025 is $83.7 million opposed to $101.0 million included in the original press release. A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Other than the correction of the clerical error described in this Current Report on Form 8-K, no other changes have been made to the Original Form 8-K or the press release furnished therewith.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K, including Exhibit 99.1, this Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in Exhibit 99.1 to this Current Report on Form 8-K regarding these forward-looking statements.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Earnings release dated November 3, 2025 for the three months ended September 30, 2025 (as corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.
Limitation on Incorporation by Reference. In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: November 4, 2025	/s/ Benjamin R. Wheeler
Benjamin R. Wheeler
Chief Financial Officer